Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust

SA Putnam Asset Allocation Diversified Growth Portfolio

(the “Portfolio”)

Supplement dated May 25, 2022 to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated July 29, 2021, as supplemented and amended to date

Jason R. Vaillancourt, CFA, a portfolio manager of the Portfolio with Putnam Investment Management, LLC (“Putnam”), has moved into a new role at Putnam. Accordingly, effective immediately, all references to Mr. Vaillancourt are removed from the Summary Prospectus, Prospectus and SAI.

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary – SA Putnam Asset Allocation Diversified Growth Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Robert J. Schoen
Chief Investment Officer, Global Asset Allocation and Portfolio Manager	2002
James A. Fetch
Co-Head of Global Asset Allocation and Portfolio Manager	2011
Brett S. Goldstein
Co-Chief Investment Officer and Portfolio Manager	2019
Adrian H. Chan
Portfolio Manager	2021

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-812546-PAA1.2 (5/22)